THE RAINBOW FUND, INC.

                                                                  August 5, 2003

================================================================================


Dear Shareholder:

The attached proxy materials seek your approval to liquidate The Rainbow Fund, Inc., a Maryland corporation (the "Corporation") organized as an open-end investment company (the "Fund"), and your authorization for the persons designated as proxies to transact such other business as may properly come before the meeting or any adjournment thereof. Under the proposal described in the attached proxy materials, the Fund would be liquidated, and the Fund's assets distributed on a pro rata basis after payment of all of the Fund's expenses to the remaining Fund shareholders, as soon as possible following shareholder approval of the proposed liquidation. Subsequently, the board of directors of the Fund (the "Board") will file Articles of Dissolution with the State of Maryland to dissolve the Corporation.

The Board unanimously recommends a vote FOR the Proposal. The Board believes that, in light of the inefficiencies and high costs of managing the Fund's small asset base, the proposed liquidation of the Fund will be in the best interests of Fund shareholders. In this regard, the Board believes that the Fund has very limited foreseeable appeal to investors.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. Voting your shares early will permit the Fund to avoid costly follow-up mail and telephone solicitation. After reviewing the attached materials, please complete, sign and date your proxy card and mail it in the enclosed self-addressed, stamped envelope promptly. As an alternative to using the paper proxy card to vote, you may vote by faxing your completed proxy card to 1-212-466-6329 or in person at the meeting of shareholders on August 25, 2003.

Very truly yours,

/s/ Ariel J. Goodman
--------------------

Ariel J. Goodman
President
The Rainbow Fund, Inc.

                                                          THE RAINBOW FUND, INC.


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON SEPTEMBER 25, 2003

================================================================================


To The Shareholders:

NOTICE IS HEREBY GIVEN that a special meeting of shareholders (the "Meeting") of The Rainbow Fund, Inc., a Maryland corporation (the "Corporation") organized as an open-end investment company (the "Fund"), will be held on September 25, 2003, at 10:00 a.m., Eastern Standard Time, at the offices of Becker & Company, 551 Madison Avenue, 8th Floor, New York, New York 10022 for the following purposes:

         1. For the Fund's shareholders to approve a Plan of Liquidation and Termination providing for the liquidation of the Fund;

         2.       For the  shareholders  to approve the Articles of  Dissolution
                  for  the  purpose  of  effecting   the   dissolution   of  the
                  Corporation; and

         3. To authorize the person designated as Proxy to transact such other business as may properly come before the Meeting or any adjournment thereof.

You are entitled to vote at the Meeting and any adjournment thereof if you owned shares of the Fund at the close of business on August 1, 2003. A complete list of shareholders of the Fund entitled to vote at the Meeting will be available and open to the examination of any shareholder of the Fund for any purpose germane to the Meeting during ordinary business hours at the Fund's offices, 375 South End Avenue, Suite 28-L, New York, New York 10280. A copy of this list also will be available at the Meeting. IF YOU ATTEND THE MEETING, YOU MAY VOTE YOUR SHARES IN PERSON. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD IN THE ENCLOSED SELF-ADDRESSED, STAMPED ENVELOPE. AS AN ALTERNATIVE TO USING THE PAPER PROXY CARD TO VOTE, YOU MAY VOTE BY FACSIMILE OR IN PERSON.

By order of the Board of Directors,



/s/ Ariel J. Goodman
--------------------
Ariel J. Goodman
Secretary

August 5, 2003
New York, New York

                                                          THE RAINBOW FUND, INC.

================================================================================


                              375 South End Avenue
                                   Suite 28-L
                            New York, New York 10280
                                  646-279-7206

                                 PROXY STATEMENT

                         SPECIAL MEETING OF SHAREHOLDERS
                               September 25, 2003

                                     SUMMARY

This Proxy Statement is being furnished to shareholders of The Rainbow Fund, Inc., a Maryland corporation (the "Corporation") and an open-end investment company (the "Fund"), in connection with the solicitation of proxies from shareholders of the Fund by the board of directors of the Fund (the "Board") for use at a special meeting of shareholders to be held on September 25, 2003, at 10:00 a.m., Eastern Standard Time (the "Meeting"), and at any adjournment of the Meeting. This Proxy Statement and form of proxy will first be mailed to shareholders on or about August 5, 2003.

The purpose of the Meeting is:

     o For the Fund's shareholders to approve a Plan of Liquidation and Termination for the Fund ("Liquidation Plan") providing for the liquidation of the Fund ("Proposal"). SEE Proposal below.

     o For the shareholders to approve the Articles of Dissolution for the purpose of effecting the dissolution of the Corporation.

If the Liquidation Plan is approved by shareholders, the Fund will be liquidated, and its assets will be distributed on a pro rata basis, after payment of the Fund's expenses, to shareholders, as soon as reasonably practicable, following receipt of the vote required to approve the Liquidation Plan ("Required Vote"). Subsequently, the Board will file Articles of Dissolution with the State of Maryland to dissolve the Corporation.

                               VOTING INFORMATION

A majority of the Fund's shares outstanding on August 1, 2003 (the "Record Date"), represented in person or by proxy, shall constitute a quorum and must be present for the transaction of business at the Meeting. If a quorum is not present at the Meeting or a quorum is present but sufficient votes to approve the Proposal set forth in this Proxy Statement are not received, the persons named (with power of substitution) may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the

Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote FOR the Proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST the Proposal against such adjournment. A shareholder vote may be taken prior to any such adjournment if a quorum is present, sufficient votes have been received to approve the proposal and it is otherwise appropriate.

Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. Abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present but will not be voted for or against any adjournment or proposal. Accordingly, abstentions and broker non-votes effectively will be a vote against adjournment or against the proposal. Abstentions and broker non-votes will not be counted, however, as votes cast for purposes of determining whether sufficient votes have been received to approve a proposal.

The individual named as proxy on the enclosed proxy card will vote in accordance with your directions as indicated on that proxy card, if it is received properly executed by you or by your duly appointed agent or attorney-in-fact. If you sign, date and return the proxy card, but give no voting instructions, your shares will be voted in favor of approval of the Proposal and the duly appointed proxy will be able, in her discretion, to vote upon such other matters as may come before the Meeting. The proxy card may be revoked by giving another proxy or by letter revoking the initial proxy. To be effective, revocation must be received by the Fund prior to the Meeting and must indicate your name and account number. If you attend the Meeting in person you may, if you wish, vote by ballot at the Meeting, thereby canceling any proxy previously given.

In order to reduce costs, the notices to a shareholder having more than one account in the Fund listed under the same Social Security number at a single address have been combined.

AS OF THE RECORD DATE, THE FUND HAD _______ SHARES OF COMMON STOCK OUTSTANDING.

You may vote by mail, facsimile or in person at the meeting of the shareholders on September 25, 2003. Proxies voted by facsimile may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

The solicitation of proxies will be made primarily by mail but also may be made by telephone or oral communications by representatives of the Fund, the investment adviser of the Fund or transfer agent of the Fund, none of whom will receive any compensation for these activities from the Fund. If votes are recorded by telephone, procedures will be used to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that a shareholder's instructions have been properly recorded.

COPIES OF THE FUND'S MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS, INCLUDING FINANCIAL STATEMENTS, ARE AVAILABLE UPON REQUEST. SHAREHOLDERS MAY REQUEST COPIES OF THESE REPORTS, WITHOUT CHARGE, BY WRITING TO THE RAINBOW FUND, INC., 375 SOUTH END AVENUE, SUITE 28-L, NEW YORK, NEW YORK 10280 OR BY CALLING COLLECT 1-646-279-7206.

Except as set forth in Appendix A, the Fund does not know of any person who, as of the Record Date, owns beneficially 5% or more of the shares of the Fund. Directors and officers of the Fund do not own any shares of the Fund.

VOTE REQUIRED. Approval of the Proposal requires the affirmative vote of a majority of the outstanding securities of the Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). This means that the Proposal must be approved by the lesser of: (i) 67% of the Fund's shares present at a meeting of shareholders if the holders of more than 50% of its outstanding shares are present in person or by proxy; or (ii) more than 50% of the Fund's outstanding shares.

Each outstanding share of the Fund is entitled to one vote. If this Proposal is not approved by the requisite vote of shareholders of the Fund, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies.

           PROPOSAL: TO APPROVE A PLAN OF LIQUIDATION AND TERMINATION
                   PROVIDING FOR THE LIQUIDATION OF THE FUND.

The Proposed Liquidation and Termination

The Fund is an open-end, management investment company registered with the Securities and Exchange Commission under the 1940 Act. The Fund seeks to provide a sophisticated investment program for investors whose objective is the growth of the capital. While common stocks comprise most of the portfolio, the Fund may also invest in defensive securities, including preferred stocks, bonds or other fixed income securities or retain funds in cash or cash equivalents. The Fund seeks to invest in companies that have progressive policies with respect to the gay and lesbian community or that have not adopted policies or engaged in practices that suggest hostility or discriminatory behavior towards the gay and lesbian community.

The Board unanimously approved the Liquidation Plan on July 17, 2003, under which the Fund would be liquidated, and its assets distributed on a pro rata basis after payment of all of the Fund's expenses to the Fund's remaining shareholders, as soon as practicable following shareholder approval of the proposed liquidation.

The Board believes that liquidating the Fund's assets and terminating its existence would be in the Fund's shareholders' best interests. A copy of the form of Liquidation Plan is attached to this Proxy Statement as Appendix B.

The Fund commenced operations in 1967. Various expenses of the Fund are voluntarily absorbed by its investment advisor, Furman, Anderson & Co. ("Furman, Anderson"). Notwithstanding the expense reduction measures taken by Furman,

Anderson, the Fund has experienced limited asset growth. Furman, Anderson has come to believe that it is unlikely that this Fund will experience material growth in assets in the foreseeable future. In light of the inefficiencies and higher costs of managing the Fund's small asset base, Furman, Anderson submitted to the Board a proposal to liquidate and terminate this Fund.

CONSIDERATION BY THE BOARD

At a meeting of the Board held on July 17, 2003, the Board unanimously approved the liquidation and termination of the Fund as being in the best interests of the Fund and its shareholders, subject to shareholder approval. The Board considered whether there were any comparable existing funds into which the Fund could be merged and concluded that there were not any comparable funds. As a result, the Board proposed that the Fund be liquidated. The Board made its determination based on the negative performance of the Fund, increased operating expenses and the fact that the Fund's assets had fallen below a level sufficient for it to operate in a cost-effective manner. Based on the foregoing, and other factors it deemed relevant, the Board unanimously approved the liquidation and termination of the Fund, subject to shareholder approval.

The liquidation of the Fund may be effected only on the affirmative vote of the lesser of: (1) 67% of the Fund's Shares present at a meeting of its shareholders if the holders of more than 50% of its outstanding Shares are present in person or by proxy or (2) more than 50% of the Fund's outstanding voting securities.

If the Liquidation Plan is not approved by shareholders, the Fund will continue operations.

DESCRIPTION OF THE LIQUIDATION PLAN

Currently all assets of the Fund are held in cash or cash equivalents. Under the Liquidation Plan, each shareholder's interest in the Fund's assets will be fixed on the date on which the shareholders approve the Liquidation Plan. On that date, the books of the Fund will be closed. The Liquidation Plan provides that as soon as reasonably practicable after that date, the distribution of the Fund's assets will be made in one or two liquidating distributions. The first such distribution is expected to consist of cash representing substantially all of the Fund's assets less the amount reserved to pay its liabilities and expenses. A second liquidating distribution, if necessary, is anticipated to be made as soon as practicable after the first liquidating distribution and will consist of cash from any assets remaining after payment of those liabilities and expenses, the proceeds of any sale of the Fund's assets not sold prior to the first liquidating distribution and any other miscellaneous Fund income.

The date or dates on which the Fund will pay the liquidating distributions and on which the Fund will be liquidated have not been determined, but it is anticipated that if the Fund's shareholders adopt the Liquidation Plan, the liquidating distributions would occur as soon as reasonably practicable after the date on which the shareholders approve the Liquidation Plan. Shareholders will receive their respective portions of the liquidating distribution(s) without any further action on their part.

The Liquidation Plan will not affect a shareholder's right to redeem the Fund's shares prior to the liquidation of the Fund. Therefore, a shareholder may redeem in accordance with the redemption procedure set forth in the Fund's prospectus without waiting for this Fund to take any action respecting its liquidation. The Liquidation Plan also authorizes the Board to make variations from or amendments to the provisions thereof that it deems necessary or appropriate to carry out the purposes of the Liquidation Plan. No shareholder will be entitled to exercise any dissenter's rights or appraisal rights with respect to the Fund's liquidation and termination under either the Liquidation Plan or relevant provisions of Maryland law.

In accordance with the Liquidation Plan, Articles of Dissolution will be filed with the State of Maryland dissolving the Corporation.

Under the Liquidation Plan, the Fund, will be responsible for the expenses incurred in connection with carrying out the Liquidation Plan, including the cost of soliciting proxies, liquidating its assets and terminating its existence.

FEDERAL INCOME TAX CONSEQUENCES

The following summary provides general information regarding the federal income tax consequences to the Fund resulting from its liquidation and termination, and to its shareholders on their receipt of liquidating distributions from the Fund. The Fund has not sought a ruling from the Internal Revenue Service with respect to these matters. This summary generally applies to shareholders who are individual U.S. citizens (other than dealers in securities) and does not address the particular federal income tax consequences that may apply to shareholders that are, for example, corporations, trusts, estates, tax-exempt organizations or non-resident aliens; nor does this summary address state or local tax consequences. The tax consequences discussed herein may affect shareholders differently, depending on their particular tax situations unrelated to the receipt of liquidating distributions, and accordingly this summary is not a substitute for careful tax planning. Shareholders may wish to consult their personal tax advisers concerning their particular tax situations and the impact thereon of receiving liquidating distributions from the Fund.

As discussed above, if the Liquidation Plan is approved by its shareholders, the Fund will sell its assets and distribute the proceeds to this Fund's shareholders. The Fund anticipates that it will retain its qualification for treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended, during the liquidation period and will make all required distributions so that it will not be taxed on any of the Fund's net gain realized from the sale of its assets ("required distributions"). Those distributions are expected to consist entirely of net short-term capital gain (both from sales pursuant to the Liquidation Plan and sales in the ordinary course of the Fund's operations) and dividend income, all of which will be taxable to its shareholders as ordinary income. Only the part of the required distributions attributable to dividends the Fund received from domestic and certain foreign corporations during 2003 will qualify for the reduced maximum federal income tax rate on "qualified dividend income" received by individuals (recently enacted under the Jobs and Growth Tax Relief Reconciliation Act of 2003 ("2003 Tax Act")).

Distributions by the Fund of the net proceeds from the sale of its assets pursuant to the Liquidation Plan in excess of the required distributions are referred to in this paragraph as "liquidating distributions." A shareholder who receives a liquidating distribution in cancellation and redemption of Fund shares will be treated as having sold those shares for the amount of the liquidating distribution, which, as noted, will not include the amount attributable to the required distribution to that shareholder (so that, for example, if the Fund's net asset value per share on the liquidation date is $18.00 and the required distribution is $1.00 per share, the liquidating distribution will be $17.00 per share). Such shareholder will recognize gain or loss on that sale measured by the difference between the adjusted tax basis for the applicable shares and the liquidating distribution. If the shares are held as capital assets, the gain or loss will be characterized as capital gain or loss. Any such capital gain or loss will be short term, with the results that
(1) any such gain will not be eligible for the reduced maximum federal income tax rate of 15% on individuals' long-term capital gain enacted by the 2003 Tax Act and (2) any such loss may be offset against the required distribution the shareholder received. Shareholders also should be aware that the Fund is required to withhold 28% of liquidating distributions payable to any individuals and certain other noncorporate shareholders who do not provide this Fund with a correct and valid U.S. taxpayer identification number.

The receipt of a liquidating distribution by an individual retirement account ("IRA") that holds Fund shares generally will not be treated as a taxable event to the IRA beneficiary. However, some IRAs that hold Fund shares may have been established with custodians that may not reinvest the liquidation distribution proceeds, but instead must immediately distribute those proceeds to the IRA beneficiary. Those distributions could have adverse tax consequences for the beneficiaries of such IRAs, who are urged to consult with their own tax advisers regarding the tax consequences of those distributions.

CONCLUSION

The Board has concluded that the proposed Liquidation Plan is in the best interests of the shareholders of the Fund. If approved, the Liquidation Plan will be implemented as soon as possible following receipt of the Required Vote. If the Liquidation Plan is not approved, the Fund will continue to operate.

REQUIRED VOTE. Approval of the Liquidation Plan requires the affirmative vote of the lesser of: (i) 67% of the Fund's shares present at a meeting of shareholders if the holders of more than 50% of its outstanding shares are present in person or by proxy; or (ii) more than 50% of this Fund's outstanding shares.

               THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS
                      OF THE FUND VOTE "FOR" THE PROPOSAL.

                         INFORMATION CONCERNING ADVISER

Furman, Anderson serves as the Fund's investment adviser and provides other services to this Fund. The Adviser's address is 375 South End Avenue, Suite 28-L, New York, New York 10280. The Adviser was organized as a New York limited partnership by Robert M. Furman.

                   ADMINISTRATIVE AND TRANSFER AGENCY SERVICES

Pursuant to a Transfer Agency and Administration Agreement between the Fund and Investor Data Services ("IDS"), IDS provides administrative services to the Fund. IDS also serves as the Fund's transfer agent and dividend disbursing agent.

                                  OTHER MATTERS

The Board knows of no other business to be brought before the Meeting. Should any other matters requiring a vote of shareholders properly come before the Meeting, the persons named in the enclosed proxy will vote thereon in accordance with their best judgment in the interests of the Fund.

                              AVAILABLE INFORMATION

The Fund is subject to the information requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act and in accordance with those requirements files reports, proxy materials and other information with the United States Securities and Exchange Commission ("SEC"). These reports, proxy materials and other information can be inspected and copied at the Public Reference Room maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of such materials can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, D.C. 20459 at prescribed rates.

                                  MISCELLANEOUS


Shareholders wishing to submit proposals for inclusion in a proxy statement and form of proxy for a subsequent shareholders' meeting should send their written proposals to The Rainbow Fund, Inc., 375 South End Avenue, Suite 28-L, New York, New York 10280. Proposals must be received a reasonable period of time prior to a meeting to be included in the proxy materials or otherwise be considered at the meeting. Moreover, inclusion of such proposals is subject to applicable federal securities law limitations. Timely submission of a proposal does not guarantee its inclusion. The Fund has not received any shareholder proposals to be presented at this Meeting.

By order of the Board of Directors,


Ariel J. Goodman
Secretary
August 5, 2003

                                   APPENDIX A

                             PRINCIPAL SHAREHOLDERS

The  following  table  sets  forth  the  beneficial   ownership  of  the  Fund's
outstanding equity securities as of August 1, 2003 by each beneficial owner of 5% or more of the Fund's outstanding equity securities.




--------------------------------------------------------------------------------
THE RAINBOW FUND, INC.
--------------------------------------------------------------------------------
Name and Address of              Amount of Beneficial       Percent of
Beneficial Owner                      Ownership             Common Stock
--------------------------------------------------------------------------------
Matthew Furman                        126,277               44.4%
7 East 86th Street, Apt. 14A
New York, NY  10028
--------------------------------------------------------------------------------
Julie Rosenthal                        18,270               6.71%
22 Driftwood Drive
Port Washington, NY  10050
--------------------------------------------------------------------------------

                                   APPENDIX B

                                     FORM OF
                       PLAN OF LIQUIDATION AND TERMINATION
                            (THE RAINBOW FUND, INC.)

THIS PLAN OF LIQUIDATION AND TERMINATION ("Plan") is made by The Rainbow Fund, Inc., a Maryland corporation ("Fund").

                                    RECITALS
                                    --------

         A. The Fund's board of directors ("Board") has determined that liquidation and dissolution of the Fund is advisable and in the best interests of the Fund's shareholders and accordingly has adopted this Plan.

         B. Liquidation of the Fund requires the approval of the Board ("Board Approval") and the affirmative vote of the lesser of: (i) 67% of the Fund's shares present at a meeting of shareholders if the holders of more than 50% of its outstanding shares are present in person or by proxy; or (ii) more than 50% of the Fund's outstanding shares ("Shareholder Vote").

                                   PROVISIONS
                                   ----------

NOW, THEREFORE, this Plan shall be effective upon receipt of Board Approval and the Shareholder Vote.

               ARTICLE I. ACTIONS TO BE TAKEN PRIOR TO LIQUIDATION
                          ----------------------------------------

(a) As directed by the Board, the Fund shall proceed with the business of winding up its affairs.

(b) The Board shall authorize the appropriate parties to wind up the Fund's affairs, and all the powers of the Corporation's directors under its Articles of Incorporation and By-Laws shall continue with respect to the Fund until its affairs have been wound up, including the powers to (i) fulfill or discharge the Fund's contracts, (ii) collect the Fund's assets, (iii) sell, convey, assign, exchange, transfer, or otherwise dispose of all or any part of the remaining property of the Fund to one or more persons at public or private sale for consideration that may consist in whole or in part of cash, securities, or other property of any kind, (iv) discharge or pay the Fund's liabilities, (v) prosecute, settle, or compromise claims of the Fund or to which the Fund is subject, (vi) file final state and federal tax returns for the Fund, (vii) mail notice to all known creditors and employees, if any, of the Fund, at their respective addresses shown on the Fund's records, and (viii) do all other acts necessary or appropriate to wind up the Fund's business.

(c) As directed by the Board, the Fund shall make one or two liquidating distributions to the Fund's shareholders of record as soon as reasonably practicable following the date of receipt of the Shareholder Vote (individually a "Shareholder" and collectively "Shareholders") in regards to the cancellation and redemption of Shareholders' Fund shares. The amount of each liquidating distribution to each Shareholder shall be in proportion to the number of the Fund's shares held thereby.

         ARTICLE II. FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION
                     ---------------------------------------------------

The Board shall authorize the appropriate parties to file the appropriate documents with the Securities and Exchange Commission to deregister the Fund as an investment company under the Investment Company Act of 1940, as amended.

                 ARTICLE III. FILINGS WITH THE STATE OF MARYLAND
                              ----------------------------------

Upon  cancellation  of  the  Fund's  shares,   the  Board  shall  authorize  the
appropriate parties to file Articles of Dissolution with the Maryland Department of Assessments and Taxation.

                       ARTICLE IV. LIQUIDATION PROCEDURES
                                   ----------------------

(a) The Board shall authorize all actions to be taken such that the Fund will apply its assets to the payment of all its existing debts and obligations, including necessary expenses of redeeming and canceling the Fund's shares and liquidating and terminating.

(b) On the date of receipt of the Shareholder Vote, the interest of each Shareholder shall be fixed and the books of the Fund shall be closed.

(c) As soon as reasonably practicable after (i) receipt of the Shareholder Vote,
(ii) paying or adequately providing for the payment of the Fund's liabilities, and (iii) receipt of such releases, indemnities, and refunding agreements as the Board deems necessary for its protection, the Board shall cause the remaining assets of the Fund to be distributed in one or two (if necessary) distributions of cash payments, with Shareholders receiving their proportionate shares of each payment, in regards to the cancellation and redemption of their Fund shares.

(d) If the Board is unable to make distributions to all the Shareholders because of the inability to locate Shareholders to whom distributions in cancellation and redemption of the Fund's shares are payable, the Board may create, in the name and on behalf of the Fund, a trust with a financial institution and, subject to applicable abandoned property laws, deposit all remaining assets of the Fund in a trust for the benefit of the Fund's Shareholders that cannot be located. The expenses of the trust shall be charged against the assets therein.

                        ARTICLE V. AMENDMENT OF THIS PLAN
                        ---------------------------------

The Board may authorize variations from, or amendments of, the provisions of this Plan (other than the terms of the liquidating distributions) that it deems necessary or appropriate to effect the distributions in cancellation and redemption of the Fund's shares and the liquidation and termination of the Fund's existence.

                              ARTICLE VI. EXPENSES
                                          --------

The Fund shall bear 100% of all the expenses incurred in connection with carrying out this Plan, including the cost of soliciting proxies, liquidating the Fund's assets and terminating the Fund's existence.

                                                     THE RAINBOW FUND, INC.



Date:______________________                 By:_____________________________
                                                     Ariel J. Goodman
                                                     President

                                   APPENDIX C

                             ARTICLES OF DISSOLUTION


         The following articles of dissolution of the Rainbow Fund, Inc. ("Corporation"), a Maryland Corporation, are hereby certified to the State Department of Assessment and Taxation of Maryland for the purpose of effecting the dissolution of the corporation.

         FIRST:
         -----

         The name of the Corporation is The Rainbow Fund, Inc. and the address of the principal office of the Corporation in the State of Maryland is The Rainbow Fund, Inc., c/o Prentiss-Hall Corporation System, Maryland, 1123 North Eutaw Street, Baltimore, MD 21201.

         SECOND:
         ------

         The name and address of the resident agent of the Corporation in the State of Maryland who shall serve for one year after dissolution and thereafter until the affairs of the Corporation are wound up is The Rainbow Fund, Inc., c/o Prentiss-Hall Corporation System, Maryland, 1123 North Eutaw Street, Baltimore, MD 21201.

         THIRD:
         -----

         The names and addresses of each director of the Corporation are:

              Name                                Address
              ----                                -------
              Ariel J. Goodman                    375 South End Avenue
                                                  Suite 28-L
                                                  New York, NY 10280

              Stuart Becker                       Becker & Company
                                                  551 Madison Avenue
                                                  8th Floor
                                                  New York, NY 10022
         FOURTH:
         ------

         The name, title and address of each officer of the Corporation are as follows:

              Name                                Title
              ----                                -----
              Ariel J. Goodman                    Chairman of the Board,
                                                  President, Secretary and
                                                  Treasurer

         The business address of Ms. Goodman is 375 South End Avenue, Suite 28-L, New York, NY 10280.

         FIFTH:
         -----

The dissolution of the Corporation effected by these Articles of Dissolution was approved in the manner and by the vote required by the Corporation's Articles of Incorporation and Maryland General Corporation Law. A majority of the Board of Directors of the Corporation approved the dissolution at a meeting duly held on July 17, 2003. The dissolution was approved by the lesser of: (i) 67% of the Fund's shares present at a meeting of shareholders if the holders of more than 50% of its outstanding shares are present in person or by proxy; or (ii) more than 50% of the Fund's outstanding shares.

         SIXTH:   The Corporation has no known creditors.

         SEVENTH: These Articles of Dissolution are accompanied by an affidavit of the Treasurer of the Corporation affirming that the Corporation owns no personal property and has no employees in the State of Maryland.

         EIGHTH:  The Corporation is hereby dissolved.

         IN WITNESS WHEREOF, The Rainbow Fund, Inc., a corporation organized under the general laws of the State of Maryland on January 4, 1990, has caused these Articles of Dissolution to be signed in its name and on its behalf by the President of the Corporation and attested to by the Corporation's Secretary on this ____ day of October, 2003, who affirm under penalty of perjury that to the best of their knowledge, information and belief, the matters and facts set forth in the articles with respect to the approval thereof are all true in all material respects.

Attest:                                     THE RAINBOW FUND, INC.


By:  _____________________                  By:  _________________________
Ariel J. Goodman                            Ariel J. Goodman
Secretary                                   Chairman of the Board and President



[SEAL]

AFFIDAVIT


         I, Ariel J. Goodman, being duly sworn, do hereby depose and say:

         1. I am the Treasurer of The Rainbow Fund, Inc. ("Corporation"), 375 South End Avenue, Suite 28-L, New York, New York 10280.

         2. Prior to and as of October __, 2003, the Corporation has not owned, and does not own, any personal property located within the State of Maryland.

         3. Prior to and as of October __, 2003, the Corporation has not employed, and does not employ, any employees in the State of Maryland.

         This statement is made under penalties of perjury.




                                                ______________________________
                                                Ariel J. Goodman
                                                Treasurer
                                                The Rainbow Fund, Inc.



Subscribed to and sworn before me
this  ____ day of October,     2003.



____________________________
Notary Public
My commission expires:_________


[SEAL]

THE RAINBOW FUND, INC.
375 South End Avenue
Suite 28-L
New York, New York  10280

                             THE RAINBOW FUND, INC.


                  PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                               September 25, 2003

     THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE RAINBOW FUND, INC., A MARYLAND CORPORATION ORGANIZED AS AN OPEN-END INVESTMENT COMPANY (THE "FUND"). The undersigned hereby appoints as proxy Ariel J. Goodman (with power of substitution) to vote all shares of the undersigned in the Fund at the Special Meeting of Shareholders to be held at 10:00 a.m., Eastern Standard Time, on September 25, 2003, at the offices of Becker & Company, 551 Madison Avenue, New York, New York 10022, and any adjournment thereof
("Meeting"), with all the power the undersigned would have if personally present.

     The shares represented by this proxy will be voted as instructed. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote "FOR" the proposal relating to the Fund with discretionary power to vote upon such other business as may properly come before the Meeting.

     Please sign exactly as name appears hereon. If shares are held in the name of joint owners, each should sign. Attorneys-in-fact, executors, administrators, etc. should so indicate. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.


YOUR VOTE IS IMPORTANT. IF YOU ARE NOT VOTING IN PERSON OR BY FACSIMILE,  PLEASE
DATE  AND  SIGN  THIS  PROXY  BELOW  AND  MAIL  IT  PROMPTLY  IN  THE   ENCLOSED
SELF-ADDRESSED, STAMPED ENVELOPE.

TO VOTE BY FACSIMILE TRANSMISSION, PLEASE FAX YOUR COMPLETED PROXY CARD TO 1-212-466-6329.


        TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: [X]

                       KEEP THIS PORTION FOR YOUR RECORDS

                                             DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THE RAINBOW FUND, INC.

VOTE ON PROPOSALS                                                  FOR      AGAINST     ABSTAIN
1.  Approval  of  a  Plan  of  Liquidation   and   Termination     [  ]       [  ]         [  ]
    providing for the liquidation of The Rainbow Fund, Inc.

2.  Approval of the  Articles of  Dissolution  for the purpose     [  ]       [  ]         [  ]
    of effecting the dissolution of The Rainbow Fund, Inc.

3.  To authorize  the person  designated  as proxy to transact     [  ]       [  ]         [  ]
    such  other  business  as may  properly  come  before  the
    Meeting or any adjournment thereof.

YOUR VOTE IS IMPORTANT. IF YOU ARE NOT VOTING BY FACSIMILE, PLEASE DATE AND SIGN THIS PROXY BELOW AND MAIL IT PROMPTLY IN THE ENCLOSED SELF-ADDRESSED, STAMPED ENVELOPE.

TO VOTE BY FACSIMILE TRANSMISSION, PLEASE FAX YOUR COMPLETED PROXY CARD TO 1-212-466-6329.




--------------------------------------  ------------------------------------
Signature                               Date


--------------------------------------  ------------------------------------
Signature (Joint Owners)                                    Date